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                                                                    EXHIBIT 10-9

                             INTERCREDITOR AGREEMENT

     THIS INTERCREDITOR AGREEMENT (this "Intercreditor Agreement"), dated as of May 31, 2006 (the "Effective Date"), is made by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, not individually, but in its capacity as agent (in such capacity, the "Working Capital Agent" (as hereinafter further defined)) for the benefit of each entity (each a "Working Capital Lender" and collectively, the "Working Capital Lenders" (as hereinafter further defined)) who may from time to time be a "Lender" or a "Lender Party" under (and as defined in) the Working Capital Credit Agreement (as defined below); and CSE MORTGAGE LLC, a Delaware limited liability company, not individually, but in its capacity as agent (in such capacity, the "Term Loan Agent" (as hereinafter further defined)) for the benefit of each entity (each a "Term Loan Lender" and collectively, the "Term Loan Lenders" (as hereinafter further defined)) who may from time to time be a "Lender" or a "Lender Party" under (and as defined in) the Term Loan Financing Agreement (as defined below).

                                    RECITALS:

          A. Working Capital Agent and Working Capital Lenders have entered into the Working Capital Credit Agreement with the Borrowers (as hereinafter defined), pursuant to which Working Capital Lenders have made and may, upon certain terms and conditions, continue to make loans and provide other financial accommodations to Borrowers secured by a security interest in substantially all of the assets and properties of Borrowers.

          B. Term Loan Agent and Term Loan Lenders have entered into the Term Loan Financing Agreement with the Borrowers, pursuant to which Term Loan Lenders have made term loans to Borrowers secured by security interests in substantially all of the assets and properties of Borrowers.

          C. Working Capital Agent has been authorized to enter into this Agreement on behalf of the Working Capital Lenders pursuant to the Working Capital Credit Agreement, and to bind all Working Capital Lenders pursuant hereto.

          D. Term Loan Agent has been authorized to enter into this Agreement on behalf of the Term Loan Lenders pursuant to the Term Loan Financing Agreement, and to bind all Term Loan Lenders pursuant hereto.

          E. Working Capital Agent and Term Loan Agent desire to enter into this Intercreditor Agreement to (i) confirm the relative priorities of the respective security interests of Working Capital Agent and Working Capital Lenders and Term Loan Agent and Term Loan Lenders in the assets and properties of Borrowers and any other Obligors, (ii) provide for the orderly sharing among them, in accordance with such priorities, of the proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof and (iii) make certain other agreements relative to the foregoing.

     In consideration of the mutual benefits accruing to Working Capital Agent, Working Capital Lenders, Term Loan Agent and Term Loan Lenders hereunder and other good and

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valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   DEFINITIONS.

     As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

          1.1 "Accounts" shall mean any "accounts," as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights (whether or not specifically listed on any schedule furnished to the Secured Party pursuant hereto or in connection herewith), and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents, Investment Property or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Obligor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or leased or services rendered by any Obligor or from any other transaction, whether or not the same involves the sale or lease of goods or services by any Obligor (including, without limitation, any such obligation, that might be characterized as an account or contract right under the UCC) and all of any Obligor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Obligor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to any Obligor under all contracts for the sale of goods or the performance of services or both by any Obligor (whether or not yet earned by performance on the part of any Obligor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, the right to receive all proceeds of any credit insurance policies relating thereto issued in any Obligor's favor, and all collateral security, Supporting Obligations and guarantees of any kind given by any Person with respect to any of the foregoing.

          1.2 "Agents" shall mean, collectively, the Term Loan Agent and the Working Capital Agent.

          1.3 "Agreements" shall mean, collectively, the Working Capital Loan Agreements and the Term Loan Agreements.

          1.4 "Balances" shall mean and include: (i) all property of each Obligor left with any Lender; (ii) any and all Deposit Accounts of each Obligor now or hereafter opened with any Lender, together with all funds from time to time on deposit therein; (iii) all certificates of deposit issued by any Lender to any Obligor; and (iv) all drafts, checks and other items deposited in or with any Lender by any Obligor for collection now or hereafter. The term "Balances" further extends to and includes all "Blocked Accounts" and any "Lockbox Account," as those quoted terms are defined in the Working Capital Credit Agreement and the Term Loan Financing Agreement, and all funds from time to time on deposit therein.


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          1.5 "Borrowers" shall mean LEXINGTON PRECISION CORPORATION, a Delaware corporation, and LEXINGTON RUBBER GROUP, INC., a Delaware corporation; and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such Person or on behalf of any such successor or assign.

          1.6 "Chattel Paper" shall mean any "chattel paper," as such term is defined in the UCC, including, without limitation, electronic chattel paper and tangible chattel paper, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights, wherever located.

          1.7 "Collateral" shall mean, collectively, the Working Capital Collateral and the Term Loan Collateral.

          1.8 "Commercial Tort Claim" shall mean any "commercial tort claim", as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights.

          1.9 "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents, Investment Property or Instruments) in or under which any Obligor may now or hereafter have any right, title or interest, with respect to any Collateral (including any agreement relating to the terms of payment or the terms of performance thereof).

          1.10 "Debt" shall mean, collectively, (i) Term Loan Debt and (ii) Working Capital Debt.

          1.11 "Deposit Accounts" shall mean all "deposit accounts", as such term is defined in the UCC, now or hereafter held in the name of an Obligor by any Lender.

          1.12 "Documents" shall mean any "documents," as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights, wherever located, with respect to any Accounts or any Inventory.

          1.13 "Equipment" shall mean any "equipment", as such term is defined in the UCC, now owned or hereafter acquired by an Obligor or in which an Obligor now has or hereafter acquires any rights, wherever located, including, without limitation, all machinery, motor vehicles, fittings, furniture, furnishings, Fixtures, molds, discs, tools, stamps, parts, accessories and all replacements and substitutions therefor or accessions thereto, and all Software embedded therein.

          1.14 "Event of Default" shall mean each "Event of Default" or similar term, as such term is defined in any Working Capital Loan Agreement or any Term Loan Agreement, so long as any such Agreement is in effect.

          1.15 "Exigent Circumstance" shall mean an event or circumstance that in the judgment of Term Loan Agent, as to the Term Loan Priority Collateral, or the judgment of Working Capital Agent, as to the Working Capital Priority Collateral, immediately threatens the value of, or its ability to realize upon, all or any material portion of such Collateral, including,


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for example, but without limitation, fraudulent removal, concealment or abscondment thereof, or destruction or material waste thereof, or abandonment thereof.

          1.16 "Fixtures" shall mean any "fixtures", as such term is defined in the UCC, now owned or hereafter acquired by an Obligor or in which an Obligor now has or hereafter acquires any rights and wherever located.

          1.17 "General Intangibles" shall mean any "general intangibles," as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights with respect to any Accounts or any Inventory, and, in any event, shall include, without limitation, all right, title and interest that any Obligor may now or hereafter have in or under any Contract, causes of action, franchises, tax refund claims, customer lists, software, data bases, business records data, all claims under guarantees, security interests or other security held by or granted to any Obligor to secure payment of the Accounts by an account debtor obligated thereon, all rights of indemnification and all other intangible property of any kind and nature relating to any Accounts or any Inventory.

          1.18 "Goods" shall mean any "goods", as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights and wherever located, including, without limitation, embedded Software to the extent included therein. Without limitation of the foregoing, but for avoidance of any doubt, the term "Goods" includes all Equipment.

          1.19 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (i) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Person.

          1.20 "Instruments" shall mean any "instrument," as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights, wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper or Investment Property.

          1.21 "Inventory" shall mean any "inventory," as such term is defined in the UCC, now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights, wherever located, and, in any event, shall include, without limitation, all inventory held for sale or lease, or furnished or to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Obligor's business, or in the processing, packaging, delivery or shipping of the same, all Inventory returned to or repossessed by any Obligor.


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          1.22 "Investment Property" shall mean any "investment property", as that term is defined in the UCC, of each Obligor now owned or hereafter acquired by any Obligor, or in which any Obligor now has or hereafter acquires any rights. The term "Investment Property" extends to and includes all capital stock, partnership interests and membership interests in each Person (including another Borrower or any Obligor) owned by an Obligor.

          1.23 "Lender Agreements" shall mean, collectively, (i) the Working Capital Loan Agreements and (ii) the Term Loan Agreements.

          1.24 "Lenders" shall mean, collectively, the Working Capital Agent, the Working Capital Lenders, the Term Loan Agent and the Term Loan Lenders, and their respective successors and assigns, each being sometimes referred to herein individually as a "Lender".

          1.25 "Letter-of-Credit Rights" shall mean letter-of-credit rights, as such term is defined in the UCC, now owned or hereafter acquired by any Obligor, including, without limitation, rights to payment or performance under a letter of credit, whether or not such Obligor, as beneficiary, has demanded or is entitled to demand payment or performance, with respect to any Accounts or any Inventory.

          1.26 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

          1.27 "Lien Enforcement Action" shall mean (a) any action by any Lender to foreclose on the Lien of such Person on all or a material portion of the Collateral, (b) any action by any Lender to take possession of, sell or otherwise realize (judicially or non-judicially) upon all or a material portion of the Collateral (including, without limitation, by setoff or notification of account debtors), and/or (c) the commencement by any Lender of any legal proceedings against any Obligor or with respect to all or a material portion of the Collateral to facilitate any of the actions described in clauses (a) and (b) above. Notwithstanding the foregoing, the term "Lien Enforcement Action" does not include actions taken by any Working Capital Lender in connection with (i) cash management services performed for any Obligor, whether at such Obligor's request or as required by the terms of the Working Capital Credit Agreement as in effect on the date hereof, or (ii) the collection of Accounts through lockbox or blocked account arrangements, regardless of whether such collection occurs prior to or following any Working Capital Default; provided, however, that for purposes of clarification, the term "Lien Enforcement Action" does include notification of account debtors to make payments thereon directly to any Lender or its agent.

          1.28 "Obligors" shall mean, individually and collectively, the Borrowers together with any Person or Persons at any time or from time to time liable on or in respect of the Term Loan Debt or the Working Capital Debt, and each of their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such Person or on behalf of any such successor or assign.


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          1.29 "payment in full" or "paid in full" and phrases of like import mean (a) with respect to Working Capital Debt, (i) in the case of Working Capital Debt consisting of outstanding letter of credit accommodations, the termination of such letter of credit accommodations or the receipt by Working Capital Agent of cash collateral in an amount equal to 105% of the aggregate undrawn face amount thereof and (ii) in the case of all other Working Capital Debt, payment in full thereof in cash or other immediately available funds (or, so long as the same is accepted voluntarily by Working Capital Lenders, other property or securities of any Person), and termination of all commitments to extend any further credit in regard thereto and (b) in the case of Term Loan Debt, payment in full thereof in cash or other immediately available funds (or so long as the same is accepted voluntarily by Term Loan Lenders, other property or securities of any Person), and termination of all commitments to extend any further credit in regard thereto.

          1.30 "Person" shall mean any individual, sole proprietorship, partnership, corporation (including without imitation, any corporation that elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency, instrumentality or political subdivision thereof.

          1.31 "Proceeds" shall mean "proceeds," as such term is defined the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Obligor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Obligor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all other amounts from time to time paid or payable under or in connection with or distributed on account of any of the Collateral (including, without limitation, all distributions, dividends and other amounts payable with respect to Investment Property), and (iv) the following types of property acquired with cash proceeds: Accounts, Chattel Paper, Contracts, Documents, General Intangibles, Investment Property, Balances, Inventory and Goods.

          1.32 "Real Property" shall mean all real property, or interests in real property (including leasehold interests) now owned or hereafter acquired by an Obligor or in which an Obligor now has or hereafter acquires any rights, wherever located. Without limitation of the foregoing, for avoidance of any doubt, the term "Real Property" extends to and includes all "Real Property Collateral" as that term is defined in the Term Loan Financing Agreement.

          1.33 "Software" shall mean all "software", as such term is defined in the UCC, now owned or hereafter acquired by any Obligor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

          1.34 "Supporting Obligations" means all supporting obligations, as such term is defined in the UCC, including, without limitation, letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.


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          1.35 "Term Loan Agent" shall mean CSE MORTGAGE LLC, a Delaware limited liability company, in its capacity as Agent pursuant to the Term Loan Financing Agreement for the benefit and on behalf of Term Loan Lenders, and its successors and assigns (and including, without limitation, any successor, assignee or additional Person at any time acting as agent for the benefit of or on behalf of it and/or Term Loan Lenders).

          1.36 "Term Loan Agreements" shall mean the Term Loan Financing Agreement, and all agreements, documents and instruments at any time executed and/or delivered by Borrowers or any Obligor or any other Person with, to or in favor of Term Loan Agent or any Term Loan Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated.

          1.37 "Term Loan Collateral" shall mean all assets and properties of any kind whatsoever, real or personal, tangible or intangible, wherever located, of Borrowers or any Obligor, in which a Lien is now or hereafter granted, obtained or otherwise claimed by Term Loan Agent or any Term Loan Lender to secure payment of any Term Loan Debt.

          1.38 "Term Loan A Debt" shall mean all Term Loan Debt, other than Term Loan Debt in excess of the Term Loan A Debt Cap.

          1.39 "Term Loan A Debt Cap" shall mean an aggregate amount of Term Loan Debt equal to the sum Eleven Million Dollars ($11,000,000) plus all interest, fees, costs, expenses, indemnities and other amounts payable in respect of the "Term Loan A" (as defined in the Term Loan Financing Agreement) pursuant to the terms of the Term Loan Agreements, whether or not the same are added to the principal amount of the Term Loan Debt (including interest that would be payable as post-petition interest in connection with any Insolvency Proceeding), less all repayments (including mandatory and voluntary prepayments) of principal in respect of such Term Loan A made subsequent to the Effective Date.

          1.40 "Term Loan A Repayment Date" the date on which all Term Loan A Debt has been paid in full.

          1.41 "Term Loan Debt" shall mean all loans and advances or extensions of credit made or to be made by any Lender to any Obligor, or to others for any Obligor's account, in each case, pursuant to the terms and provisions of the Term Loan Financing Agreement or any of the Term Loan Agreements, together with interest thereon (including interest that would be payable as post-petition interest in connection with any Insolvency Proceeding) and all indebtedness, fees, liabilities and obligations that may at any time be owing by any Obligor to any Lender, in each case pursuant to the Term Loan Financing Agreement or any of the Term Loan Agreements whether now in existence or incurred by any Obligor from time to time hereafter, whether unsecured or secured by a pledge of, Lien upon or security interest in any of any Obligor's assets or property or the assets or property of any other Person, whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether such Obligor is liable to such Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. The term "Term Loan Debt" shall also include any other indebtedness, fees, liabilities and obligations owing to any Lender by any Obligor under the


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Term Loan Financing Agreement or any of the other Term Loan Agreements, any
Obligor's liability to any Lender pursuant to the Term Loan Financing Agreement as maker or endorser of any promissory note or other instrument for the payment of money, any Obligor's liability to any Lender pursuant to the Term Loan Financing Agreement or any of the Term Loan Agreements or under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking that any Lender may make or issue to others for any such Obligor's account pursuant to the Term Loan Financing Agreement; subject, however, in respect of all of the foregoing, to the Term Loan Debt Cap.

          1.42 "Term Loan Debt Cap" shall mean an aggregate principal amount of Term Loan Debt equal to Fifteen Million Dollars ($15,000,000); less all repayments (including mandatory and voluntary prepayments) of Term Loan Debt made subsequent to the Effective Date.

          1.43 "Term Loan Default" shall mean an Event of Default under the Term Loan Financing Agreement.

          1.44 "Term Loan Financing Agreement" shall mean the Loan and Security Agreement, dated as of the Effective Date, among Borrowers, Term Loan Agent and Term Loan Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed or restated.

          1.45 "Term Loan Lenders" shall mean the "Lenders" (as defined in the Term Loan Financing Agreement) and any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Term Loan Debt at any time and from time to time.

          1.46 "Term Loan Priority Collateral" shall mean all Term Loan Collateral, except that portion thereof consisting of any Working Capital Priority Collateral. Without limitation of the foregoing, for avoidance of any doubt, "Term Loan Priority Collateral" shall extend to and include: (i) all Real Property, (ii) all Contracts and General Intangibles of each Obligor (including Software) pertaining to Real Property, (iii) all Accounts, Chattel Paper and Instruments constituting Proceeds of Real Property, to the extent thereof; (iv) all Investment Property of each Obligor containing Proceeds of Real Property,
(v) all Deposit Accounts of each Obligor containing Proceeds of Real Property, to the extent thereof; (vi) all money, cash or cash equivalents of each Obligor and all tort claims, insurance claims and the rights to payment of each Obligor now owned or hereafter acquired by any Obligor or in which any Obligor now has or hereafter acquires any rights constituting Proceeds of Real Property; (vii) any and all Commercial Tort Claims of each Obligor pertaining to any Term Loan Priority Collateral; and (viii) to the extent not otherwise included, all Proceeds of each of the foregoing, including insurance Proceeds, and, all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing, and all books and records relating to each of the foregoing.

          1.47 "Term Loan Termination Date" shall mean the date that Term Loan Agent and Term Loan Lenders have received payment in full of all of the Term Loan Debt.


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          1.48 "UCC" or "Uniform Commercial Code" shall mean the Uniform
Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, that to the extent that the UCC is used to define any term herein or in any other Credit Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided, further, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of a Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          1.49 "UCC Terms" shall mean all terms defined in the Uniform Commercial Code of the State of New York, which, unless otherwise expressly defined herein, shall have the meanings set forth therein.

          1.50 "Working Capital Agent" shall mean CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as Agent pursuant to the Working Capital Credit Agreement for the benefit and on behalf of Working Capital Lenders, and its successors and assigns (and including, without limitation, any successor, assignee or additional Person at any time acting as administrative agent for the benefit of or on behalf of it and/or Working Capital Lenders).

          1.51 "Working Capital Collateral" shall mean and include all assets and properties of any kind whatsoever, real or personal, tangible or intangible, wherever located, of Borrowers or any Obligor, in which a Lien is now or hereafter granted, obtained or otherwise claimed by Working Capital Agent or any Working Capital Lender to secure payment of any Working Capital Debt.

          1.52 "Working Capital Credit Agreement" shall mean the Credit and Security Agreement, dated as of the Effective Date, among Borrowers, Working Capital Agent and Working Capital Lenders, as the same now exists or as may hereafter be amended, modified, supplemented, extended, renewed or restated.

          1.53 "Working Capital Debt" shall mean all loans and advances or extensions of credit made or to be made by any Lender to any Obligor, or to others for any Obligor's account, in each case, pursuant to the terms and provisions of the Working Capital Credit Agreement or any of the Working Capital Loan Agreements together with interest thereon (including interest that would be payable as post-petition interest in connection with any Insolvency Proceeding) and, including, without limitation, any reimbursement obligation or indemnity of the Obligors on account of "Letters of Credit," and all indebtedness, fees, liabilities and obligations that may at any time be owing by any Obligor to any Lender, in each case pursuant to the Working Capital Credit Agreement or any other Working Capital Loan Agreement, whether now in existence or incurred by any Obligor from time to time hereafter, whether unsecured or secured by a pledge of, Lien upon or security interest in any of any Obligor's assets or property or the assets or property of any other Person, whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect


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and whether such Obligor is liable to such Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. The term "Working Capital Debt" shall also include any other indebtedness, fees, liabilities and obligations owing to any Lender by any Obligor under the Working Capital Credit Agreement or any of the other Working Capital Loan Agreements, any Obligor's liability to any Lender pursuant to the Working Capital Credit Agreement as maker or endorser of any promissory note or other instrument for the payment of money, any Obligor's liability to any Lender pursuant to the Working Capital Credit Agreement or any other Working Capital Loan Agreement or under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking that any Lender may make or issue to others for any such Obligor's account pursuant to the Working Capital Credit Agreement or any Working Capital Loan Agreement, including any accommodation extended with respect to applications for Letters of Credit; subject, however, in respect of the foregoing, to the Working Capital Debt Cap. Quoted terms used in this definition, but not expressly defined herein, shall have the meanings given to such defined terms in the Working Capital Credit Agreement.

          1.54 "Working Capital Debt Cap" shall mean an aggregate outstanding principal amount of Working Capital Debt equal to Thirty Four Million Five Hundred Thousand Dollars ($34,500,000), minus all repayments (including mandatory and voluntary prepayments) in respect of the "Equipment Term Loan" (as defined in the Working Capital Credit Agreement) made subsequent to the Effective Date minus all permanent reductions of the "Revolving Credit Commitments" (as defined in the Working Capital Credit Agreement) made subsequent to the Effective Date (other than reductions due to a termination of such Commitments at a time at which Working Capital Debt remains outstanding).

          1.55 "Working Capital Default" shall mean an Event of Default under the Working Capital Credit Agreement.

          1.56 "Working Capital Lenders" shall mean the "Lenders," the "Agent" and the "Lender Parties" (as each such term is defined in the Working Capital Credit Agreement) and any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Working Capital Debt at any time and from time to time.

          1.57 "Working Capital Loan Agreements" shall mean the Working Capital Credit Agreement and all agreements, documents and instruments at any time executed and/or delivered by Borrowers or any Obligor or any other Person with, to or in favor of Working Capital Agent or any Working Capital Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated.

          1.58 "Working Capital Loan Termination Date" shall mean the date on which Working Capital Agent and Working Capital Lenders shall have received payment in full of all Working Capital Debt.

          1.59 "Working Capital Priority Collateral" shall mean, collectively, that portion of the Working Capital Collateral consisting of, and limited to, the following property and interests in property, whether now owned or hereafter acquired or existing and wherever located, of each Obligor:

               (a) all Inventory of each Obligor;

               (b) all Accounts of each Obligor, excluding any portion thereof constituting Proceeds of Term Loan Priority Collateral;

               (c) all Chattel Paper of each Obligor, excluding any portion thereof constituting Proceeds of Term Loan Priority Collateral;

               (d) all Contracts of each Obligor excluding any portion thereof pertaining to Term Loan Priority Collateral, to the extent thereof;

               (e) all Documents of each Obligor;

               (f) all Equipment and Goods of each Obligor;

               (g) all General Intangibles of each Obligor (including, without limitation, payment intangibles and Software) excluding any portion thereof pertaining to Term Loan Priority Collateral, to the extent thereof;

               (h) all Instruments of each Obligor, excluding any portion thereof constituting Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (i) all Investment Property of each Obligor, excluding any portion thereof containing Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (j) all Balances of each Obligor, excluding any portion thereof constituting or containing, Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (k) to the extent not otherwise included (or excluded) pursuant to clause (i), all Deposit Accounts of each Obligor and all deposits therein, excluding any portion thereof containing Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (l) all money, cash or cash equivalents of each Obligor and all tort claims, insurance claims and the rights to payment of each Obligor now owned or hereafter acquired by an Obligor or in which any Obligor now has or hereafter acquires any rights, excluding any portion thereof constituting Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (m) all Supporting Obligations and Letter-of-Credit Rights of each Obligor, excluding any portion thereof constituting Proceeds of Term Loan Priority Collateral, to the extent thereof;

               (n) any and all Commercial Tort Claims of each Obligor, excluding any portion thereof pertaining to Term Loan Priority Collateral, to the extent thereof;

               (o) to the extent not otherwise included, all Proceeds of each of the foregoing, including insurance Proceeds, and, all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing, and all books and records relating to each of the foregoing.

     2.   SECURITY INTERESTS; PRIORITIES; REMEDIES.

          2.1 Working Capital Agent hereby acknowledges that Term Loan Agent, acting for and on behalf of itself and the Term Loan Lenders, has been granted, or may be granted, Liens upon all of Collateral, including the Working Capital Priority Collateral, pursuant to the Term Loan Agreements to secure the Term Loan Debt; consents thereto; and waives any Working Capital Default in regard thereto. Term Loan Agent hereby acknowledges that Working Capital Agent, acting for and on behalf of itself and the Working Capital Lenders, has been granted, or may be granted, Liens upon all of the Collateral, including the Term Loan Priority Collateral, pursuant to the Working Capital Loan Agreements to secure the Working Capital Debt; consents thereto; and waives any Term Loan Default in regard thereto.

          2.2

               (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions that may be contained in any of the Agreements, the Liens upon any Working Capital Priority Collateral of Working Capital Agent and Working Capital Lenders have and shall have priority over the Liens upon any Working Capital Priority Collateral of Term Loan Agent and Term Loan Lenders and such Liens of Term Loan Agent and Term Loan Lenders upon any Working Capital Priority Collateral are and shall be junior and subordinate to any Liens of Working Capital Agent and Working Capital Lenders upon the Working Capital Priority Collateral to the full extent of the Working Capital Debt outstanding from time to time.

               (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions that may be contained in any of the Agreements, the Liens upon any Term Loan Priority Collateral of Term Loan Agent and Term Loan Lenders have and shall have priority over the Liens upon any Term Loan Priority Collateral of Working Capital Agent and Working Capital Lenders to the full extent of the Term Loan A Debt outstanding from time to time and such Liens of Working Capital Agent and Working Capital Lenders upon any Term Loan Priority Collateral are and shall be junior and subordinate to any Liens of Term Loan Agent and Term Loan Lenders upon the Term Loan Priority Collateral to the full extent of the Term Loan A Debt outstanding from time to time.

          2.3

               (a) The relative priorities of the Liens provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Working Capital Debt or the Term Loan

Debt, nor by any action or inaction that any of the Lenders may take or fail to take in respect of the Collateral.

               (b) Working Capital Agent agrees not to enter into any agreement with another creditor of Borrowers or any Obligor to subordinate its Lien in any Working Capital Priority Collateral to the Lien of such other creditor of Borrowers or any Obligor in such Working Capital Priority Collateral without the prior written consent of Term Loan Agent.

               (c) Term Loan Agent agrees not to enter into any agreement with another creditor of Borrowers or any Obligor to subordinate its Lien on any Term Loan Priority Collateral to the Lien of such other creditor of Borrowers or any Obligor in such Term Loan Priority Collateral without the prior written amount of Working Capital Agent.

          2.4

               (a) Subject to Section 2.2 and Section 2.10, all proceeds of the Working Capital Priority Collateral received by the Term Loan Agent or any Term Loan Lender shall be forthwith paid over, in the funds and currency received (without interest), to Working Capital Agent for application to the Working Capital Debt (unless otherwise required by law); and any proceeds of Working Capital Priority Collateral received by Working Capital Agent or any Working Capital Lender after the Working Capital Loan Termination Date shall be forthwith paid over, in the funds and currency received, to Term Loan Agent for application to the Term Loan Debt (unless otherwise required by law). For purposes of this Section 2.4(a), payments made by any Obligor to Term Loan Agent or Term Loan Lenders in respect of the Term Loan Debt with proceeds of loans by Working Capital Agent or Working Capital Lenders to Borrowers shall not be construed to constitute proceeds of Working Capital Priority Collateral.

               (b) Subject to Section 2.2 and Section 2.10, all proceeds of the Term Loan Priority Collateral received by the Working Capital Agent or any Working Capital Lender shall be forthwith paid over, in the funds and currency received (without interest), to Term Loan Agent for application to the Term Loan Debt (unless otherwise required by law) until the Term Loan A Repayment Date shall have occurred; and all proceeds of Term Loan Priority Collateral received by the Term Loan Agent or any Term Loan Lender after the Term Loan A Repayment Date shall be forthwith paid over, in the funds and currency received, to Working Capital Agent for application to the Working Capital Debt (unless otherwise required by law) until the Working Capital Debt is paid in full.

               (c) Subject to Section 2.2 and Section 2.10, all proceeds of Term Loan Priority Collateral received by the Working Capital Agent or any Working Capital Lender after the Working Capital Loan Termination Date shall be forthwith paid over, in the funds and currency received, to Term Loan Agent for application to the remaining balance of the Term Loan Debt (unless otherwise required by law).

          2.5 Except as provided in Section 4.6 of this Agreement, each Lender shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Lender has been granted a Lien. The foregoing provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the Lenders and shall not impose on any Lender any obligations in respect of the disposition of proceeds of any Collateral that would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law. Term Loan Agent agrees that it will not contest the validity, perfection, priority, enforceability or unavoidability of the Liens upon any Working Capital Priority Collateral of Working Capital Agent or any Working Capital Lender; and Working Capital Agent agrees that it will not contest the validity, perfection, priority, enforceability or unavoidability of the Liens upon any Term Loan Priority Collateral of Term Loan Agent or any Term Loan Lender.

          2.6

               (a) In the event that Working Capital Agent or any Working Capital Lender shall, in the exercise of its rights under its Agreements or otherwise, receive possession or control of any books and records of Borrowers or any Obligor that contain information identifying or pertaining to any Term Loan Priority Collateral, Working Capital Agent shall notify Term Loan Agent that it has received such books and records and shall, as promptly as practicable thereafter, if requested to do so by Term Loan Agent make available to Term Loan Agent such books and records for inspection and duplication.

               (b) In the event that Term Loan Agent or any Term Loan Lender shall, in the exercise of its rights under its Agreements or otherwise, receive possession or control of any books and records of Borrowers or any Obligor that contain information identifying or pertaining to any Working Capital Priority Collateral, Term Loan Agent shall notify Working Capital Agent that it has received such books and records and shall, as promptly as practicable thereafter, if requested to do so by Working Capital Agent make available to Working Capital Agent such books and records for inspection and duplication.

          2.7 Subject to the terms and conditions set forth in this Intercreditor Agreement, including, particularly, Section 2.10:

               (a) Working Capital Agent and Working Capital Lenders shall have the exclusive right to manage, perform and enforce the terms of the Working Capital Loan Agreements with respect to the Working Capital Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Working Capital Priority Collateral, to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Working Capital Priority Collateral and to take all other Lien Enforcement Actions with respect thereto.

               (b) Until the Term Loan A Repayment Date shall have occurred, Term Loan Agent and Term Loan Lenders shall have the exclusive right to manage perform and enforce the terms of the Term Loan Agreements with respect to the Term Loan Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral and to take all other Lien Enforcement Actions with respect thereto.

          2.8 Working Capital Agent shall give Term Loan Agent, and Term Loan Agent shall give to Working Capital Agent, concurrently with the giving thereof to the Borrowers (i) a copy of any written notice by such Person of an Event of Default under its Agreements with the Borrowers, or written notice of demand for payment from Borrowers or any Obligor, and (ii) a copy of any written notice sent by such Lender to Borrowers or any Obligor at any time an Event of Default under such Person's Agreements with Borrowers exists, stating such Person's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith; provided, however, that the failure of any party to give notice as required hereby shall not affect the relative priorities of Term Loan Agent's or Working Capital Agent's respective Liens as provided herein or the validity or effectiveness of any such notice as against the Borrowers or any Obligor.

          2.9

               (a) Term Loan Agent shall, at any time prior to the Working Capital Loan Termination Date: (i) upon the request of Working Capital Agent with respect to any Working Capital Priority Collateral (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such Working Capital Priority Collateral, to the extent such Collateral is to be sold or otherwise disposed of either by (A) Working Capital Agent or its agents, or (B) Borrowers or any Obligor with the consent of Working Capital Agent; (ii) as promptly as practicable, authorize, execute and/or deliver such release documents and confirmations of the authorization to file Uniform Commercial Code amendments and terminations, in each case, as Working Capital Agent may reasonably require in connection therewith; provided, however, that,
(A) such release by the Term Loan Agent shall not extend to or otherwise affect any of the rights of the Term Loan Agent or Term Loan Lenders to the proceeds from any such sale or other disposition of Collateral subject to the terms hereof, (B) Working Capital Agent shall promptly apply such proceeds to the Working Capital Debt, (C) after such application, to the extent that the Working Capital Debt has been reduced to zero (0) as a result thereof, Working Capital Agent shall (unless otherwise required by law) promptly deliver any remainder of proceeds from such sale or disposition of such Collateral to Term Loan Agent, and (D) no such release documents shall be delivered (1) to Borrowers or any Obligor, but only to Working Capital Agent, or (2) more than three (3) business days prior to the date of the closing of the sale or disposition of such Collateral; provided further, that if the closing of the sale or disposition of such Collateral is not consummated, Working Capital Agent shall promptly return all release documents to Term Loan Agent; and (iii) be deemed to have consented, under the Agreements to which such Term Loan Agent is a party, to such sale or other disposition. The effectiveness of any such release or termination by Term Loan Agent shall be subject to the sale or other disposition of such Collateral on the terms described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within ten (10) Business Days of the anticipated closing date. In any sale or other disposition of any of the Working Capital Priority Collateral by Working Capital Agent, Working Capital Agent shall conduct such sale or other disposition in a commercially reasonable manner. For purposes hereof, any such sale or other disposition of Working Capital Priority Collateral made by Working Capital Agent pursuant to the Working Capital Credit Agreement, or otherwise in accordance with Section 9-627 of the Uniform Commercial Code as then in effect, shall be deemed to constitute a sale or other disposition done in a "commercially reasonable manner."

               (b) Working Capital Agent shall, at any time prior to the Term Loan A Repayment Date: (i) upon the request of Term Loan Agent with respect to any Term Loan Priority Collateral (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such Term Loan Priority Collateral, to the extent such Collateral is to be sold or otherwise disposed of either by (A) Term Loan Agent or its agents, or (B) Borrowers or any Obligor with the consent of Term Loan Agent; (ii) as promptly as practicable, authorize, execute and/or deliver such release documents and confirmations of the authorization to file Uniform Commercial Code amendments and terminations, in each case, as Term Loan Agent may reasonably require in connection therewith; provided, however, that, (A) such release by the Working Capital Agent shall not extend to or otherwise affect any of the rights of the Working Capital Agent or Working Capital Lenders to the proceeds from any such sale or other disposition of Collateral subject to the terms hereof, (B) Term Loan Agent shall (unless otherwise required by law) promptly apply such proceeds to the Term Loan A Debt, (C) after such application, to the extent that the Term Loan A Debt has been repaid in full, Term Loan Agent shall promptly deliver any remainder of proceeds from such sale or disposition of such Collateral to Working Capital Agent, and (D) no such release documents shall be delivered (1) to Borrowers or any Obligor, but only to Term Loan Agent, or (2) more than three
(3) business days prior to the date of the closing of the sale or disposition of such Collateral; provided further, that if the closing of the sale or disposition of such Collateral is not consummated, Term Loan Agent shall promptly return all release documents to Working Capital Agent; and (iii) be deemed to have consented, under the Agreements to which such Working Capital Agent is a party, to such sale or other disposition. The effectiveness of any such release or termination by Working Capital Agent shall be subject to the sale or other disposition of such Collateral on the terms described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within ten (10) Business Days of the anticipated closing date. In any sale or other disposition of any of the Working Capital Collateral by Term Loan Agent, Term Loan Agent shall conduct such sale or other disposition in a commercially reasonable manner. For purposes hereof, any such sale or other disposition of Working Capital Collateral made by Term Loan Agent pursuant to the Term Loan Agreement, or otherwise in accordance with
Section 9-627 of the Uniform Commercial Code as then in effect, shall be deemed to constitute a sale or other disposition done in a "commercially reasonable manner."

          2.10 Except as specifically provided in Section 2.11 below,

               (a) Notwithstanding any rights or remedies available to Term Loan Agent and the Term Loan Lenders under any of the Term Loan Documents, applicable law or otherwise, prior to the Working Capital Loan Termination Date, neither Term Loan Agent nor any of the Term Loan Lenders shall, directly or indirectly, seek to foreclose, enforce or realize upon (judicially or non-judicially) their Liens on any Working Capital Priority Collateral or assert any other claims or interests therein (including without limitation, by setoff or notification of account debtors); provided, that upon the occurrence and during the continuance of a Term Loan Default and for so long as such Term Loan Default is continuing, subject at all times to the provisions of Sections 2.2 and 2.4, commencing 180 days after the receipt by Working Capital Agent of a copy of the declaration of Term Loan Agent of such Term Loan Default under the Term Loan Documents and written demand by Term Loan Agent to Obligors for the accelerated payment of all Term Loan Debt (unless Obligors are subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date that is 180 days after the date of the commencement of such Insolvency Proceeding), Term Loan Agent may take any action to enforce its Liens on any of the Working Capital Priority Collateral, but only (i) so long as Working Capital Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against all or a material portion of the Working Capital Priority Collateral (including without limitation, any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Working Capital Priority Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting or selling a material portion of the Working Capital Priority Collateral, notification of account debtors to make payments to Working Capital Agent or its agents, any action to take possession of all or any material portion of the Working Capital Priority Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Working Capital Priority Collateral) or diligently attempting to vacate any stay of enforcement of its Liens on all or a material portion of the Working Capital Priority Collateral and (ii) if Term Loan Agent shall have given Working Capital Agent five (5) Business Days' prior written notice of Term Loan Agent's intention to take any such action, which notice shall include a description, in reasonable detail, of the actions that Term Loan Agent proposes to take. In the event Term Loan Agent has commenced any actions to enforce its Lien on any Working Capital Priority Collateral to the extent permitted hereunder and is diligently pursuing such actions in good faith, no Working Capital Lender shall take any action of a similar nature with respect to such Working Capital Priority Collateral; provided, that in any sale or other disposition of any of the Working Capital Priority Collateral by any Term Loan Lender, such Term Loan Lender shall conduct such sale or other disposition in a commercially reasonable manner and shall comply in all respects with this Intercreditor Agreement.

               (b) Notwithstanding any rights or remedies available to Working Capital Agent and the other Working Capital Lenders under any of the Working Capital Credit Documents, applicable law or otherwise, until the Term Loan A Repayment Date, neither Working Capital Agent nor any of the other Working Capital Lenders shall, directly or indirectly, seek to foreclose, enforce or realize upon (judicially or non-judicially) their Liens on any Term Loan Priority Collateral or assert any other claims or interests therein (including without limitation, by setoff or notification of account debtors); provided, that upon the occurrence and during the continuance of a Working Capital Default and for so long as such Working Capital Default is continuing, subject at all times to the provisions of Sections 2.2 and 2.4, commencing 180 days after the receipt by Term Loan Agent of a copy of the declaration of Working Capital Agent of such Working Capital Default under the Working Capital Credit Documents and written demand by Working Capital Agent to Obligors for the accelerated payment of all Working Capital Debt (unless Obligors are subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date that is 180 days after the date of the commencement of such Insolvency

Proceeding), Working Capital Agent may take any action to enforce its Liens on any of the Term Loan Priority Collateral, but only (i) so long as Term Loan Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against all or a material portion of the Term Loan Priority Collateral (including without limitation, any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Term Loan Priority Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting or selling a material portion of the Term Loan Priority Collateral, any action to take possession of all or any material portion of the Term Loan Priority Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Term Loan Priority Collateral) or diligently attempting to vacate any stay of enforcement of its Liens on all or a material portion of the Term Loan Priority Collateral and (ii) if Working Capital Agent shall have given Term Loan Agent five (5) Business Days' prior written notice of Working Capital Agent's intention to take any such action, which notice shall include a description, in reasonable detail, of the actions that Working Capital Agent proposes to take. In the event Working Capital Agent has commenced any actions to enforce its Lien on any Term Loan Priority Collateral to the extent permitted hereunder and is diligently pursuing such actions in good faith, no Term Loan Lender shall take any action of a similar nature with respect to such Term Loan Priority Collateral; provided, that in any sale or other disposition of any of the Term Loan Priority Collateral by any Working Capital Lender, such Working Capital Lender shall conduct such sale or other disposition in a commercially reasonable manner and shall comply in all respects with this Intercreditor Agreement.

               (c) After the occurrence of the Term Loan A Repayment Date and notwithstanding any rights or remedies available to Term Loan Agent and the Term Loan Lenders under any of the Term Loan Documents, applicable law or otherwise, prior to the Working Capital Loan Termination Date, neither Term Loan Agent nor any of the Term Loan Lenders shall, directly or indirectly, seek to foreclose, enforce or realize upon (judicially or non-judicially) their Liens on any Term Loan Priority Collateral or assert any other claims or interests therein (including without limitation, by setoff or notification of account debtors); provided, that upon the occurrence and during the continuance of a Term Loan Default and for so long as such Term Loan Default is continuing, subject at all times to the provisions of Sections 2.2 and 2.4, commencing 180 days after the receipt by Working Capital Agent of a copy of the declaration of Term Loan Agent of such Term Loan Default under the Term Loan Documents and written demand by Term Loan Agent to Obligors for the accelerated payment of all Term Loan Debt (unless Obligors are subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date that is 180 days after the date of the commencement of such Insolvency Proceeding), Term Loan Agent may take any action to enforce its Liens on any of the Term Loan Priority Collateral, but only (i) so long as Working Capital Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against all or a material portion of the Term Loan Priority Collateral (including without limitation, any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Term Loan Priority Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting or selling a material portion of the Term Loan Priority Collateral, any action to take possession of all or any material portion of the Term Loan Priority Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Term Loan Priority Collateral) or diligently attempting to vacate any stay of enforcement of its Liens on all or a material portion of the Term Loan Priority Collateral and (ii) if Term Loan Agent shall have given Working Capital Agent five (5) Business Days' prior written notice of Term Loan Agent's intention to take any such action, which notice shall include a description, in reasonable detail, of the actions that Term Loan Agent proposes to take. In the event Term Loan Agent has commenced any actions to enforce its Lien on any Term Loan Priority Collateral to the extent permitted hereunder and is diligently pursuing such actions in good faith, no Working Capital Lender shall take any action of a similar nature with respect to such Working Capital Priority Collateral; provided, that in any sale or other disposition of any of the Term Loan Priority Collateral by any Term Loan Lender, such Term Loan Lender shall conduct such sale or other disposition in a commercially reasonable manner and shall comply in all respects with this Intercreditor Agreement.

          2.11 Section 2.10 shall not be construed to in any way limit or impair the right of:

               (a) Working Capital Agent or any Working Capital Lender to bid for or purchase Term Loan Priority Collateral, or Term Loan Agent or any Term Loan Lender to bid for or purchase Working Capital Priority Collateral, at any private or judicial foreclosure upon such Collateral initiated by any such Person;

               (b) Term Loan Agent or any Term Loan Lender to join (but not control) any judicial foreclosure or other judicial lien enforcement proceeding with respect to the Working Capital Priority Collateral initiated by Working Capital Agent or any Working Capital Lender, so long as it does not delay or interfere in any material respect with the exercise by Working Capital Agent or such Working Capital Lender of its rights as provided in this Intercreditor Agreement; or Working Capital Agent or any Working Capital Lender to join (but not control) any judicial foreclosure or other judicial lien enforcement proceeding with respect to the Term Loan Priority Collateral initiated by Term Loan Agent or any Term Loan Lender, so long as it does not delay or interfere in any material respect with the exercise by Term Loan Agent or such Term Loan Lender of its rights as provided in this Intercreditor Agreement;

               (c) Term Loan Agent's right to receive any remaining proceeds of Working Capital Priority Collateral after the Working Capital Loan Termination Date, or Working Capital Agent's right to receive any remaining proceeds of Term Loan Priority Collateral after the Term Loan A Repayment Date or Term Loan Agent's right to receive any remaining proceeds of Term Loan Priority Collateral after the Working Capital Loan Termination Date;

               (d) Term Loan Agent or Term Loan Lenders to take any Lien Enforcement Action against the Term Loan Priority Collateral prior to Term Loan A Repayment Date, or Working Capital Agent or Working Capital Lenders to take any Lien Enforcement Action against the Working Capital Priority Collateral.

          2.12

               (a) In the event that and to the extent that Term Loan Agent shall acquire control or possession of any of the Term Loan Priority Collateral, Term Loan Agent shall give prompt written notice thereof to Working Capital Agent (such notice herein called a "Control/Possession Notice"), and shall permit Working Capital Agent, at its option for a period of ninety (90) days after Working Capital Agent receives such Control/Possession Notice (such ninety
(90) day period, or such longer (or shorter) period to which the Agent may mutually agree hereafter, herein called the "Use Period") to enter any of the premises of Borrowers or any Obligor constituting Term Loan Priority Collateral under such control or possession in order to (i) inspect, remove or take any action with respect to the Working Capital Priority Collateral or to enforce Working Capital Agent's rights with respect thereto, including, but not limited to, the examination and removal of Working Capital Priority Collateral and the examination and duplication of any Term Loan Priority Collateral under such control or possession consisting of books and records of Borrowers and Obligors related to the Working Capital Priority Collateral or to otherwise handle, deal with or dispose of any Working Capital Priority Collateral, such right to include, without limiting the generality of the foregoing, the right to conduct one or more public or private sales or auctions on any premises included as part of the Term Loan Priority Collateral; (ii) use computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Working Capital Priority Collateral and (iii) handle, deal with or dispose of any Working Capital Priority Collateral pursuant to Working Capital Agent's rights as set forth in the Working Capital Agreements, the Uniform Commercial Code of any applicable jurisdiction and other applicable law (including specifically, without limitation, the right to use Equipment consisting of molds, discs, tools and stamps for the purpose of manufacturing or processing raw materials or work-in-process into finished Inventory).

               (b) Working Capital Agent hereby acknowledges that, during the Use Period the Term Loan Agent and Term Loan Lenders shall not be obligated to take any action to protect or to procure insurance with respect to any Working Capital Priority Collateral that may be located on or in the Term Loan Priority Collateral; it being understood that Term Loan Agent and Term Loan Lenders shall have no responsibility whatsoever for any loss or damage to the Working Capital Priority Collateral, and that all risk of loss or damage to the Working Capital Priority Collateral shall remain with the Working Capital Agent and the Working Capital Lenders.

               (c) The Use Period shall be tolled during the pendency of any Insolvency Proceeding of any Obligor or other proceedings pursuant to which both the Working Capital Agent and the Term Loan Agent are effectively stayed from enforcing their respective rights against the Collateral.

               (d) In no event shall Term Loan Agent take any action that materially interferes, limits or restricts the rights of Working Capital Agent or the exercise of such rights by Working Capital Agent to have access to or to use any of such Term Loan Priority Collateral under such possession or control pursuant to this Section prior to the expiration of the Use Period, in the absence of Exigent Circumstances, provided that Term Loan Agent shall give notice thereof concurrently with or as promptly as reasonably practicable after Term Loan Agent takes any such action otherwise restricted hereby, specifying in reasonable detail the applicable Exigent Circumstances and the actions taken in regard thereto.

               (e) During the actual occupation and control by Working Capital Agent, its agents or representatives, of any Real Property constituting Term Loan Priority Collateral during the Use Period, Working Capital Agent shall be
(a) obligated to pay to Term Loan Agent rent, utilities, taxes and all other operating costs of such Real Property during any such period of actual occupation and control, but only to the extent Term Loan Agent is required to pay or is otherwise paying any such rent, utilities, taxes or other operating costs during such period, (b) obligated to maintain insurance for such Real Property, substantially similar to the insurance maintained by Borrowers or any Obligor on such Real Property, naming Term Loan Agent for the benefit of itself and Term Loan Lenders as mortgagee, loss payee and additional insured, if, but only to the extent that, such insurance is not otherwise in effect, and the Term Loan Agent is required to maintain or is otherwise maintaining such insurance during the actual occupation of such Real Property by the Working Capital Agent, and (c) obligated to repair at its expense any physical damage to such Real Property resulting from any act (or omission) of Working Capital Agent or its agents or representatives pursuant to such access, occupancy, use or control of such Real Property, and to leave the premises in a condition substantially similar to the condition of such premises prior to the date of the commencement of the use thereof by the Working Capital Agent.

               (f) Working Capital Agent shall indemnify and hold harmless Term Loan Agent and Term Loan Lenders from and against (a) any loss, liability, claim, damage or expense (including actual fees and expenses of legal counsel to the extent reasonably incurred) arising out of any claim asserted by any third party as a result of any acts or omissions by Working Capital Agent, or any of its agents or representatives, in connection with the exercise by Working Capital Agent of the rights set forth in this Section 2.12 above, (b) any damage to any Term Loan Priority Collateral caused by any act of Working Capital Agent or its agents or representatives and (c) any loss resulting from any release of hazardous materials on such real property or arising in connection with the investigation, removal, clean-up and/or remediation of any hazardous material at such real property caused by the access, occupancy, use or control of such real property by Working Capital Agent, or any of its agents or representatives.

               (g) In no event shall Working Capital Agent have any liability to Term Loan Agent, Term Loan Lenders or any third party purchaser pursuant to this
Section 2.12 or otherwise as a result of any condition on or with respect to the Term Loan Collateral existing prior to the date of the exercise by Working Capital Agent of its rights under this Section 2.12 (except to the extent of any injury to any Person on the real property constituting Term Loan Collateral or damage to any Term Loan Priority Collateral as a result of such condition that would not have occurred but for the exercise by Working Capital Agent of its rights of access set forth in this Section) and Working Capital Agent shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the access and/or use thereof by Working Capital Agent.

          2.13

               (a) The Working Capital Lenders may amend, modify, alter or waive compliance with any terms of any Working Capital Loan Agreement at any time or from time to time with notice to Term Loan Agent, as prescribed in subsection
(c) below, but without the necessity of first obtaining the consent of Term Loan Agent or any Term Loan Lender thereto; provided, however, that the Working Capital Lenders shall not amend, modify, alter or waive compliance with terms of any Working Capital Loan Agreement in any of the following respects except with the prior written consent of those Term Loan Lenders constituting "Required Lenders" under the Term Loan Agreement: (i) increase the Working Capital Debt to an amount in excess of the Working Capital Debt Cap; (ii) shorten any maturity date for the payment of any Working Capital Debt, but the foregoing is not intended and shall not be construed to restrict any right to accelerate maturities after any Working Capital Default has occurred and while it is continuing or after any mandatory prepayment event; (iii) increase any of the "Applicable Advance Rates" beyond the rates in effect on the Effective Date;
(iv) release the "Restricted Payment Reserve" (as that term is defined in the Working Capital Credit Agreement), if it becomes effective hereafter in accordance with the terms of the Working Capital Credit Agreement as in effect on the Effective Date, or reduce the amount thereof; or (v) voluntarily permit any "Overadvance" to exist at Borrowers' request, as provided in Section 2.5 of the Working Capital Credit Agreement, in an amount in excess of one million dollars ($1,000,000) or for more than sixty (60) consecutive days. Quoted terms used in this subsection (a) shall have the meanings given to such terms in the Working Capital Credit Agreement as in effect on the Effective Date.

               (b) The Term Loan Lenders may amend, modify, alter or waive compliance with any terms of any Term Loan Agreement at any time or from time to time with notice to Working Capital Agent, as prescribed in subsection (c) below, but without the necessity of first obtaining the consent of Working Capital Agent or any Working Capital Lender thereto; provided, however, that the Term Loan Lenders shall not amend, modify, alter or waive compliance with any terms of any Term Loan Agreement in any of the following respects except with the prior written consent of those Working Capital Lenders constituting "Required Lenders" under the Working Capital Credit Agreement: (i) increase the Term Loan Debt to an amount in excess of the Term Loan Debt Cap; (ii) shorten any maturity date for the payment of any Term Loan Debt, but the foregoing is not intended and shall not be construed to restrict any right to accelerate maturities after any Term Loan Default has occurred and while it is continuing or after any mandatory prepayment event;

               (c) Each Agent shall provide the other Agent with written notice of any amendment, modification, alteration or consensual waiver of compliance with any Lender Agreement concurrently with its becoming effective, and provide such other Agent with a copy of the writing(s) giving effect thereto; provided, however, that the failure of other Agent to give such notice or provide such writing(s) shall not affect the relative priorities of the Agents' respective Liens as provided herein or the validity or effectiveness of any such amendment, modification, alteration or consensual waiver.

     3. TERM LOAN LENDERS' PURCHASE OPTION

          3.1 Notice by Working Capital Agent of Acceleration or Exercise of Remedies. Notwithstanding anything to the contrary contained in this Intercreditor Agreement,

Working Capital Agent agrees that it shall give Term Loan Agent written notice of any proposed acceleration by Working Capital Agent of any portion of the Working Capital Debt or any proposed notice from Working Capital Agent to any Obligor of a private or public foreclosure sale in respect of all or a material portion of the Working Capital Priority Collateral (each an "Acceleration/Exercise Event"): (a) in the absence of an Exigent Circumstance, not less than two (2) Business Days prior to such acceleration or the issuance of such foreclosure notice; or (b) if, in the judgment of Working Capital Agent, Exigent Circumstances exist, concurrently with or as promptly as reasonably practicable after the taking of such action. In any written notice given to Term Loan Agent pursuant to clause (b) above, Working Capital Agent shall specify in reasonable detail the applicable Exigent Circumstances.

          3.2 Term Loan Lender Buy-Out Notice. Upon the occurrence and during the continuance of an "Event of Default" under and as defined in the Working Capital Credit Agreement and receipt by Term Loan Agent of written notice of an Acceleration/Exercise Event, provided no Insolvency Proceeding has been instituted at such time, the Term Loan Lenders shall have the option at any time upon the giving of five (5) Business Days' prior written notice (the "Buy-Out Notice") from Term Loan Agent to Working Capital Agent, to purchase all (but not less than all) of the Working Capital Debt from the respective Working Capital Lenders, including any portion thereof consisting of (i) principal, (ii) accrued, but unpaid interest, (iii) accrued, but unpaid, fees and charges for reimbursable expenses then outstanding, and (iv) obligations in respect of outstanding letter of credit accommodations, but excluding, however any obligations (herein, the "Working Capital Debt To Be Sold") consisting of any rights to indemnification that any Working Capital Lender may have against any Obligor or any other Working Capital Lender under any Working Capital Credit Agreements as to matters and circumstances that are contingent ("Indemnifiable Matters"). The Buy-Out Notice shall specify the Term Loan Lender(s) purchasing the Working Capital Debt To Be Sold (the "Purchasing Term Loan Lenders") and the intended closing date for its purchase (the "Specified Buy-Out Date,"), which shall be not less than five (5) Business Days, nor more than fifteen (15) days after the receipt by Working Capital Agent of the Buy-Out Notice. Any Buy-Out Notice shall be irrevocable once received by Working Capital Agent.

          3.3 Closing of Purchase. On the Specified Buy-Out Date, Working Capital Lenders shall sell to the Purchasing Term Loan Lenders, and the Purchasing Term Loan Lenders shall purchase from Working Capital Lenders, the Working Capital Debt To Be Sold in accordance with the terms and conditions of this Section.

          3.4 Payment Amount; Deliveries; Other Conditions of Sale. On the Buy-Out Date, the Purchasing Term Loan Lenders shall:

               (a) pay to Working Capital Agent as the purchase price for the Working Capital Debt To Be Sold, excepting therefrom any pertaining to outstanding letter of credit accommodations, a sum equal to (i) the principal amount thereof then outstanding and unpaid, at par, (ii) all accrued but unpaid interest thereon, and (iii) all accrued, but unpaid fees and charges for reimbursable expenses then outstanding, provided, however, that the purchase price shall not exceed, in any event, the Working Capital Debt Cap.

               (b) furnish or cause to be furnished to Working Capital Agent cash collateral, or back-to-back letters of credit in form and substance and from an issuer reasonably satisfactory to Working Capital Agent, in an aggregate amount equal to 105% of the aggregate undrawn face amount of any outstanding letter of credit accommodations provided by or through any Working Capital Lender to any Obligor included within the Working Capital Debt To Be Sold, and use commercially reasonable efforts to cause all such letters of credit to be canceled or otherwise terminated within 60 days after the Buy-Out Date; provided, however, that Working Capital Agent shall continue to receive the fees and expenses set forth in the Working Capital Credit Agreement in respect of such letters of credit until they are cancelled or otherwise terminated;

               (c) agree to reimburse Working Capital Lenders by paying to Working Capital Agent for the account of Working Capital Lenders on demand after the Buy-Out Date an amount equal to any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) that were incurred (i) in such 60-day period in connection with any commissions, fees, costs or expenses paid or incurred by any Working Capital Lender related to any issued and outstanding letters of credit as described above and (ii) within 30 days after the Purchase Option Closing Date in connection with any checks or other payments provisionally credited to the Working Capital Debt To Be Sold, and/or as to which Working Capital Lenders have not yet received final payment;

               (d) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Working Capital Agent as Working Capital Agent may designate in writing to Term Loan Agent for such purpose. For purposes of determining the interest component of the amount of the Working Capital Debt To Be Sold, interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Term Loan Lenders to the bank account designated by Working Capital Agent are received in such bank account prior to 1:00 p.m. (New York time) and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing Term Loan Lenders to the bank account designated by Working Capital Agent are received in such bank account later than 1:00 p.m. (New York time).

               (e) Notwithstanding any such sale and purchase, the Working Capital Lenders shall retain their rights to recover against Borrowers any claims for Indemnifiable Matters, and to be secured by the Working Capital Collateral in respect thereof, but such rights shall be subject and subordinate to the rights of the Purchasing Term Loan Lenders to receive payment in full of all other Debts.

          3.5 Limited Representations. Such purchase shall be expressly made without representation or warranty of any kind by any of Working Capital Lenders as to any of the Working Capital Debt being purchased or otherwise and without recourse to any of Working Capital Lenders, except that each of Working Capital Lenders shall represent and warrant: (a) the amount of the Working Capital Debt To Be Sold, (b) that such Working Capital Lender owns such Working Capital Debt free and clear of any Liens or encumbrances, and (c) such Working Capital Lender has the right to assign such Working Capital Debt To Be Sold and the assignment is duly authorized.

          3.6 Forbearance. Upon the delivery by Working Capital Agent to Term Loan Agent of a written notice of Acceleration/Exercise Event, Working Capital Agent will forbear from accelerating the maturity of the Obligations (if they have not already been accelerated) or from exercising further Lien Enforcement Action to foreclose on any Lien on the Working Capital Priority Collateral (other than actions that do not constitute Lien Enforcement Actions pursuant to clauses (a) and (b) of the definition of the term "Lien Enforcement Action" herein), until the Specified Buy-Out Date.

     4. MISCELLANEOUS.

          4.1 Representations.

               (a) Term Loan Agent hereby represents and warrants to Working Capital Agent that:

                    (i) the execution, delivery and performance of this Intercreditor Agreement by Term Loan Agent (A) are within the powers of Term Loan Agent, (B) have been duly authorized by Term Loan Agent, and (C) do not contravene any law, any provision of any of the Term Loan Agreements or any agreement to which Term Loan Agent is a party or by which it is bound;

                    (ii) the Term Loan Lenders have taken such action as is required under the Term Loan Agreement to effectively authorize Term Loan Agent to enter into, execute, deliver and carry out the terms of this Intercreditor Agreement on behalf of the Term Loan Lenders; and

                    (iii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Term Loan Agent, enforceable in accordance with its terms and shall be binding on it.

               (b) Working Capital Agent hereby represents and warrants to Term Loan Agent that:

                    (i) the execution, delivery and performance of this Intercreditor Agreement by Working Capital Agent (A) are within the powers of Working Capital Agent, (B) have been duly authorized by Working Capital Agent, and (C) do not contravene any law, any provision of the Working Capital Loan Agreements or any agreement to which Working Capital Agent is a party or by which it is bound;

                    (ii) the Working Capital Lenders have taken such action as is required under the Working Capital Credit Agreement to effectively authorize Working Capital Agent to enter into, execute, deliver and carry out the terms of this Intercreditor Agreement on behalf of the Working Capital Lenders; and

                    (iii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Working Capital Agent, enforceable in accordance with its terms and shall be binding on it.

          4.2 Amendments of this Agreement. Any waiver, permit, consent or approval by any of the Lenders of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by Working Capital Agent and the Term Loan Agent to be effective.

          4.3 Successors and Assigns.

               (a) This Intercreditor Agreement shall be binding upon the Lenders and their respective successors, participants and assigns and shall inure to the benefit of the Lenders and their respective successors, participants and assigns. Without limitation of the foregoing, but for avoidance of any doubt, the term "successors and assigns" shall extend to and include any Person(s) which refinance(s) in whole or in part the Working Capital Debt and/or the Term Loan Debt and takes any assignment of the Lenders' respective Agreements in connection therewith or in facilitation thereof.

               (b) To the extent provided in their respective Agreements, each of the Lenders shall have the continuing right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Working Capital Debt or the Term Loan Debt, as the case may be; provided, that, no Lender shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Working Capital Debt or the Term Loan Debt, as the case may be, and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Lender with which it is a participant and any sale of a participation in the Working Capital Debt shall be expressly made subject to the provisions of this Intercreditor Agreement.

               (c) In connection with any participation or other transfer or assignment, a Lender (i) may, subject to its respective Agreement, disclose to such assignee, participant or other transferee or assignee all documents and information that such Lender may now or hereafter have relating to the Borrowers or any Obligor or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and the terms and conditions of this Intercreditor Agreement.

               (d) In the case of an assignment or transfer, the assignee or transferee acquiring any interest in the Term Loan Debt or the Working Capital Debt, as the case may be, shall execute and deliver to the applicable Agent a written acknowledgment of receipt of a copy of this Intercreditor Agreement and the written agreement by such Person to be bound by the terms of this Intercreditor Agreement, which acknowledgment and agreement may be included in the assignment instrument between the assignor and assignee, provided, that, if any Agent or Lender assigns or transfers a portion of the debt to an affiliate controlled by or under common control with such Agent or such Lender, such Agent or such Lender shall cause such Person to become bound by the terms of this Intercreditor Agreement (including, without limitation, Section 3), but no notice of such assignment or transfer needs to be given by such Agent or Lender to the other Agent and such affiliate shall not be required to execute any written acknowledgment or agreement. Unless and until Working Capital Agent or Term Loan Agent receives notice of such assignment or transfer by such Agent or such Lender to an affiliate, such

Agent shall only be obligated to give any notices hereafter to the assigning Agent or Lender and otherwise deal with such Persons, and any action by such Persons shall be binding on such assignee or transferee. In addition, in the event of an assignment or transfer by Working Capital Agent or any Working Capital Lender of less than all of the Working Capital Debt, or by Term Loan Agent or any Term Loan Lender of less than all of the Term Loan Debt, the assigning Agent or Lender shall agree with the assignee in the assignment instrument effecting such assignment to appoint one Person as an agent to act on their behalf under this Intercreditor Agreement for purposes of receiving payments and notices hereunder, which in the case of a Term Loan Lender, shall be the Term Loan Agent and in the case of a Working Capital Lender shall be the Working Capital Agent.

               (e) In connection with any assignment or transfer, in its entirety, of the Working Capital Debt or the Term Loan Debt, as the case may be, including any done in respect of any "takeout" refinancing, the Agent for the Lenders not assigning or transferring may require the successor Agent for the assigning or transferring Lenders to execute and deliver an agreement identical to this Intercreditor Agreement (subject to changing names of parties and addresses, as appropriate) with such Agent as a condition to such assignment or transfer becoming effective.

          4.4 Insolvency. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against the Borrowers or any Obligor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to the Borrowers or any Obligor shall be deemed to apply to the trustee for the Borrowers or any Obligor and to the Borrowers or any Obligor as debtor-in-possession. The relative rights of Working Capital Agent, Working Capital Lenders, Term Loan Agent and Term Loan Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, the Borrowers or any Obligor as debtor-in-possession.

          4.5 Bankruptcy Financing.

               (a) Subject to subsection (b) below, if any Obligor shall become subject to a case under the U.S. Bankruptcy Code and, as debtor(s)-in-possession, move for approval of financing under Section 364 of the U.S. Bankruptcy Code or the use of cash collateral under Section 363 of the U.S. Bankruptcy Code to be provided by:

                    (i) Working Capital Agent and Working Capital Lenders (the "Working Capital DIP Lenders"), Term Loan Agent agrees that no objection will be raised by Term Loan Agent or Term Loan Lenders to any such financing or use of such cash collateral on the grounds of a failure to provide "adequate protection" for the Liens of Term Loan Agent or Term Loan Lenders so long as (i) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances, (ii) Term Loan Agent retains a Lien on the Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code, (iii) Term Loan Agent receives a replacement Lien on post-petition assets to the same extent granted to the DIP Lenders, with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code, and (iv) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement.

                    (ii) Term Loan Agent and Term Loan Lenders (the "Term Loan DIP Lenders"), Working Capital Agent agrees that no objection will be raised by Working Capital Agent or Working Capital Lenders to any such financing or use of such cash collateral on the grounds of a failure to provide "adequate protection" for the Liens of Working Capital Agent or Working Capital Lenders so long as (i) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances, (ii) Working Capital Agent retains a Lien on the Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code, (iii) Working Capital Agent receives a replacement Lien on post-petition assets to the same extent granted to the Term Loan DIP Lenders, with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code, and (iv) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement.

                    (iii) Nothing contained in the foregoing or otherwise herein shall be deemed to limit the rights of any Agent or Lender to object to post-petition financing or use of cash collateral on any grounds other than the failure to provide "adequate protection" for the Liens of the objecting Agent or Lender.

               (b) If any Obligor shall become subject to a case under the U.S. Bankruptcy Code, (i) the Term Loan Agent agrees that neither the Term Loan Agent nor the Term Loan Lenders will provide to such Person(s) as debtors-in-possession any financing under Section 364(d) of the U.S. Bankruptcy Code, to the extent that the Term Loan Agent or any Term Loan Lender would, in connection with such financing, be granted a Lien on the pre-petition Working Capital Priority Collateral of such Debtor that was pari passu with, or had priority over, any Lien of the Working Capital Agent as to such Working Capital Priority Collateral, and (ii) the Working Capital Agent agrees that neither Working Capital Agent nor the Working Capital Lenders will provide to any Obligor as debtor-in-possession any financing under Section 364(d) of the U.S. Bankruptcy Code to the extent that the Working Capital Agent or any Working Capital Lender would, in connection with such financing, be granted a Lien on the pre-petition Collateral (other than the Working Capital Priority Collateral) of such Debtor that was pari passu with, or had priority over, any Lien of Term Loan Agent as to such Term Loan Priority Collateral to the extent of any Term Loan A Debt.

               (c) For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 4.7 hereof.

          4.6 Bailee for Perfection. Each Agent hereby appoints the other Agent to act as its agent and bailee for the purposes of perfecting their respective Liens in and on any of the Collateral in the possession or control of such Person; provided, that, an Agent in the possession or control of any Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the non-possessing or non-controlling Agent hereby waives and releases the other Agent from all claims and liabilities arising pursuant to the possessing or controlling Agent's role as agent and bailee with respect to the Collateral, so long as the possessing or controlling Agent uses the same degree of care with respect thereto as the possessing or controlling Agent uses for similar property pledged to the possessing or controlling Agent as collateral for indebtedness of others to the possessing Agent. After the Working Capital Loan Termination Date, Working Capital Agent shall deliver the remainder of the Collateral, if any, in its possession to Term Loan Agent, transfer control of the remainder of the Collateral, if any, under its control to the Term Loan Agent and assign to the Term Loan Agent all of the Working Capital Agent's interest in any blocked depository accounts of Borrowers or any Obligor under the control of Working Capital Agent, in each case, except as may otherwise be required by applicable law or court order. After the Term Loan A Repayment Date, Term Loan Agent shall deliver the remainder of the Collateral, if any, in its possession to Working Capital Agent, transfer control of the remainder of the Collateral, if any, under its control to the Working Capital Agent and assign to the Working Capital Agent all of the Term Loan Agent's interest in any blocked depository accounts of Borrowers or any Obligor under the control of Term Loan Agent; in each case, except as may otherwise be required by applicable law or court order. Upon such delivery of control of the remainder of the Collateral to Working Capital Agent, Working Capital Agent shall hold such Collateral in its possession as agent and bailee for Term Loan Agent for the benefit of the Term A Lenders in accordance with the first sentence of this Section 4.6.

          4.7 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in Person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, two (2) business days after sending; and if mailed by certified mail, return receipt requested, seven (7) calendar days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

          To Working Capital Agent or    CAPITALSOURCE FINANCE LLC
             any Working Capital Lender: 4445 Willard Avenue
                                         Chevy Chase, MD 20815
                                         Attention: Portfolio Manager-Business
                                         Credit Services
                                         Telecopier No.: (301) 841-2889

          To Term Loan Agent or any Term CSE MORTGAGE LLC
             Loan Lender:                4445 Willard Avenue
                                         Chevy Chase, MD 20815
                                         Attention: Portfolio Manager-Business
                                         Credit Services
                                         Telecopier No.: (301) 841-2889

Each of the above Lenders may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Lenders in conformity with this Section, but such change shall not be effective until notice of such change has been received by the other Lenders.

          4.8 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

          4.9 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

          4.10 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), AND OF ANY OTHER APPELLATE COURT IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS INTERCREDITOR AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS INTERCREDITOR AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

          4.11 Complete Agreement. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter hereof.


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

          4.12 No Third Parties Benefited. Except as expressly provided in
Section 4.3 and except for consents that are deemed to have been given under
Section 2.9 hereof, this Intercreditor Agreement is solely for the benefit of the Lenders and their respective successors, participants and assigns; and no other Person (including, expressly, but without limitation, any Obligor) shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

          4.13 Disclosures; Non-Reliance. Each Lender is, and shall in the future remain, fully informed as to the financial condition and other affairs of Borrowers and each Obligor, and no Lender shall have any obligation or duty to disclose any such information to the other Lenders. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Term Loan Debt or the Working Capital Debt or any guarantee or security that may have been granted to any of them in connection therewith, (b) the Borrowers' or any Obligors' title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

          4.14 Term. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the later of: (i) the Working Capital Loan Termination Date or (ii) the Term Loan Termination Date; provided, however, that any provisions of this Agreement that by their terms expressly survive the termination of this Agreement shall continue in full force and effect.

          4.15 Marshaling. Term Loan Agent and each of the other Term Loan Lenders hereby waive to the fullest extent permitted by applicable law, any rights such Lender may have under applicable law to assert the doctrine of marshaling or to otherwise require any of the Working Capital Lenders to marshal any Property of any Obligor for the benefit of the Term Loan Lenders. The Working Capital Agent and each of the other Working Capital Lenders hereby waive to the fullest extent permitted by applicable law, any rights such Lender may have under applicable law to assert the doctrine of marshaling or to otherwise require any of the Term Loan Lenders to marshal any Property of any Obligor for the benefit of the Working Capital Lenders.

          4.16 Lien Subordination Only. Nothing in this Intercreditor Agreement (including, without limitation, the definitions of Working Capital Debt or Term Loan Debt) shall be deemed to subordinate the right of any of the Lenders, vis-a-vis any other Lenders, to receive any payment in respect of any Debt by any Obligor at any time or from time to time, except for Proceeds of Collateral obtained in contravention hereof.

          4.17 No Agency or Fiduciary Obligation. Nothing contained in this Intercreditor Agreement or otherwise shall in any event be deemed to create any fiduciary relationship between Agents, or except as expressly set forth in
Section 3.6, to constitute either Agent the agent of the other Agent for any purpose or to constitute such parties as a joint venture. Neither Agent assumes any responsibility to advise the other Agent of any information known to such Agent regarding the financial or other condition of any Obligor or any or the Collateral, or of any other circumstances bearing upon the risk of nonpayment of the obligations


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

of any Obligor. Each Agent shall be solely responsible for managing its relationship with Obligors.

          4.18 Inconsistency. If any provision of this Intercreditor Agreement shall be inconsistent with, or contrary to, any provisions in any Agreement or any other instrument delivered in connection with the transactions contemplated thereby, the applicable provision in this Intercreditor Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Intercreditor Agreement.

          4.19 Specific Performance. Each Agent may demand specific performance of this Agreement; and each Agent hereby irrevocably waives any defense to such demand based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance of this Agreement in any action that may be brought by the other Agent.

          4.20 Notice of Certain Matters.

               (a) Each Agent agrees to deliver prompt written notice to the other Agent of its intention to obtain and/or file or otherwise record with any governmental authority or agency any UCC financing statement, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, intellectual property security agreement or any other similar agreement, document or instrument executed and/or otherwise delivered by any of the Obligors (other than any such documents filed or recorded in connection with the closing of the transactions being consummated on the date hereof); provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Term Loan Agent's or Working Capital Agent's respective Liens as provided herein.

          4.21 Headings Description. The headings of the several sections of this Intercreditor Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Intercreditor Agreement.

          4.22 Severability. Any provision of this Intercreditor Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          4.23 Additional Obligors. In the event that, after the date of this Intercreditor Agreement, any Person becomes obligated as a borrower or guarantor under the Working Capital Credit Agreement or the Term Loan Financing Agreement, Agents and such Person shall enter into a supplement to this Intercreditor Agreement in form and substance satisfactory to Agents. Regardless of whether or not any such supplement is executed and delivered, it is agreed that such Person shall be deemed to be an Obligor for all purposes of this Intercreditor Agreement with the same force and effect as if originally named as an Obligor hereunder and, without limiting the generality of the foregoing, any and all Liens on the Collateral of such Person that constitutes both Working Capital Collateral and Term Loan Collateral shall be subject to the terms and conditions of this Intercreditor Agreement. The rights and obligations of each Lender


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

under this Intercreditor Agreement shall remain in full force and effect notwithstanding the addition of any such Person as an additional Obligor under this Intercreditor Agreement.

          IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                                        WORKING CAPITAL AGENT:

                                        CAPITALSOURCE FINANCE LLC


                                        By: /s/ Stephen M. Klein
                                            ------------------------------------
                                        Name: Stephen M. Klein
                                        Title: Managing Director Business Credit
                                               Group


                                        TERM LOAN AGENT:

                                        CSE MORTGAGE LLC


                                        By: /s/ Stephen M. Klein
                                            ------------------------------------
                                        Name: Stephen M. Klein
                                        Title: Managing Director

                           ACKNOWLEDGMENT OF BORROWERS

          Reference is made to the Intercreditor Agreement, dated as of May 31, 2006, between CAPITALSOURCE FINANCE LLC, as agent and CSE MORTGAGE LLC, as agent, to which this Acknowledgment and Agreement of Borrowers is attached. The term "Intercreditor Agreement" as used herein shall mean and refer to such Intercreditor Agreement. Any capitalized term used below, but not expressly defined below, shall have the meaning given to such term in the Intercreditor Agreement.

          Each of the undersigned hereby acknowledges receipt of the Intercreditor Agreement.

          Each of the undersigned further acknowledges that it is not a party to the Intercreditor Agreement and does not and will not receive any right, benefit, priority or interest under or because of the existence of the Intercreditor Agreement (except for a consent which is deemed to have been given under Section 2.9 thereof).

                                        LEXINGTON PRECISION CORPORATION


                                        By: /s/ Michael A. Lubin
                                            ------------------------------------
                                        Name: Michael A. Lubin
                                        Title: Chairman


                                        LEXINGTON RUBBER GROUP, INC.


                                        By: /s/ Michael A. Lubin
                                            ------------------------------------
                                        Name: Michael A. Lubin
                                        Title: Chairman

                                 ACKNOWLEDGMENT

          Reference is made to the Intercreditor Agreement, dated as of May 31, 2006, between CAPITALSOURCE FINANCE LLC, as agent and CSE MORTGAGE LLC, as agent, to which this Acknowledgment is attached. The term "Intercreditor Agreement" as used herein shall mean and refer to such Intercreditor Agreement. Each of the undersigned hereby acknowledges receipt of the Intercreditor Agreement and agrees to be bound by the terms thereof.

                                        WEBSTER BUSINESS CREDIT CORPORATION


                                        By: /s/ Deborah Kos-Harmon
                                            ------------------------------------
                                        Name: Deborah Kos-Harmon
                                        Title: Vice President


                                        CAPITALSOURCE FINANCE LLC


                                        By: /s/ Stephen M. Klein
                                            ------------------------------------
                                        Name: Stephen M. Klein
                                        Title: Managing Director Business Credit
                                               Group


                                        CSE MORTGAGE LLC


                                        By: /s/ Stephen M. Klein
                                            ------------------------------------
                                        Name: Stephen M. Klein
                                        Title: Managing Director Business Credit
                                               Group


                                        DMD SPECIAL SITUATIONS, LLC

                                        By: CS Capital Advisors LLC, its manager


                                        By: /s/ Keith D. Reuben
                                            ------------------------------------
                                        Name: Keith D. Reuben
                                        Title: Senior Vice President